SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
              (Date of earliest event reported): September 24, 2003


                             A. O. Smith Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          1-475                    39-0619790
----------------                    ---------               -----------------
 (State or other                (Commission File              (IRS Employer
 jurisdiction of                     Number)               Identification No.)
 incorporation)


                P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
                ------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                         (Registrant's telephone number)

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Item 7.   Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits. The following exhibit is being filed herewith:

(99) News Release of A. O. Smith Corporation, dated September 24, 2003.


Item 9.   Regulation FD Disclosures.

On September 24, 2003, A. O. Smith Corporation ("the Company") issued a news release revising the Company's earnings outlook for 2003. A copy of the Company's news release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report") and is incorporated by reference herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             A. O. SMITH CORPORATION




Date:  September 24, 2003             By: /s/ Kenneth W. Krueger
                                          ----------------------------
                                          Kenneth W. Krueger
                                          Senior Vice President and
                                          Chief Financial Officer

                            A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated September 24 , 2003

Exhibit
Number                Description
-----                 -----------
(99)           News Release of A. O. Smith Corporation dated September 24, 2003.